UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 1, 2005

                           ARIAD Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                     0-21696                    22-3106987
(State or other jurisdiction         (Commission               (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)


            26 Landsdowne Street, Cambridge, Massachusetts        02139
            (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (617) 494-0400


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE

     This Amendment No. 1 to the Registrant's Current Report on Form 8-K/A is being furnished solely to correct an error in the Registrant's earnings release included in Exhibit 99.1 to the Registrant's Current Report on Form 8-K furnished yesterday. The line item for "other income (expense), net" for the three months ended December 31, 2004 included in the Registrant's Condensed Consolidated Statements of Operations should have read $255,000 instead of $225,000. A revised version of the Registrant's earnings release, as so corrected, is included herewith.


ITEM 2.02 Results of Operations and Financial Condition

     On February 1, 2005, ARIAD Pharmaceuticals, Inc. announced consolidated financial results for the quarter and the year ended December 31, 2004. A copy of the press release is furnished pursuant to this Item 2.02 as
     Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 8.01 Other Events.

     In its press release dated February 1, 2005, ARIAD Pharmaceuticals, Inc. outlined its clinical and financial goals for 2005 and provided detail of upcoming corporate presentations under the headings "Key Milestones for 2005" and "Upcoming Events". The Company hereby incorporates such information by reference into this Item 8.01 of this Current Report on Form 8-K.

ITEM 9.01 Financial Statements and Exhibits.

     (c)  Exhibits

          Exhibit
          Number            Description
          -------           -----------
          99.1              Press release dated February 1, 2005.

          The portions of the Press Release incorporated by reference into Item
          8.01 of this Current Report on Form 8-K are being filed pursuant to
          Item 8.01. The remaining portions of the Press Release are being furnished pursuant to Item 2.02 of this Current Report on Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           ARIAD Pharmaceuticals, Inc.


                           By: /s/ Edward M. Fitzgerald
                               -------------------------------------------------
                               Edward M. Fitzgerald
                               Senior Vice President and Chief Financial Officer

Date: February 2, 2005

                                  EXHIBIT INDEX
                                  -------------
Exhibit
Number            Description
-------           -----------
 99.1             Press release dated February 1, 2005.